OPT
OCEAN POWER TECHNOLOGIES
Making Waves In Power™

Nasdaq OPTT

Key Stats	
Share Price (9.10.2019)	**$1.69**
Market Capitalization (9.10.2019)	**$9.8M**
Cash, Cash Equivalents & Restricted Cash(1)	**$13.5M**
Debt	**Zero Debt**
TTM Revenues	**~$800K**
Fiscal Year	**April 30th**

Capitalization	
Total Shares Outstanding(1,2)	**5,771,134**
% Owned by Directors & Officers(3)	~2%
Warrants Outstanding(1)	5,347,463
Options Outstanding	63,984

(1) Estimate as of July 31, 2019
(2) Excludes warrants and options outstanding
(3)As of FY19 Annual General Meeting of Shareholders Proxy Statement

Ocean Power Technologies...Who We Are

OPT is a provider of distributed offshore power equipment which provides persistent, reliable and economical power and communications for remote offshore topside and subsea applications in the Oil & Gas, Defense & Security, Science & Research Markets, and Telecommunications Markets.

Why Invest in Ocean Power Technologies?

- Is the go-to solution provider for remote offshore power
- First-mover advantage with no near-term competition and a strong intellectual property portfolio
- Fully commercialized due to prior investments
- Revenue acceleration… five new recent contracts
- Stronger opportunity pipeline than ever before
- New product releases… to capture more of our addressable market
- New partnerships. Connecting us deeper in our markets
- Experienced and disciplined management
- Focused on environment and sustainability

Total Addressable Market



Communications
• Wi-Fi & Cellular
• Range extension/data relay/4G
$0.5B Market
Oil & Gas
• 10,000+ offshore oil & gas sites
• Decommissioning
$2.5B Market
Science & Research
• Data collection & communication
• Monitor weather & sea life
$2.0B Market
Defense & Security
• Early detection, maritime security
• AUVs & Sonar
$3.5B Market

Current Customer Wins

Eni S.p.A.
- 1.5-year lease with 1.5-year extend option
- Purchase option
- Deployed in Adriatic Sea

Premier Oil
- 9-month lease with extend, purchase options
- Deployed in Central North Sea in Aug 2019

Enel Green Power
- Chile feasibility study
- Evaluating next steps
- Potential deployment in Chilean waters

Large Gulf of Mexico O&G Operator
- Study completed
- Critical to subsea monitoring business

US Navy - SBIR Phase 1
- Key partnership with Lockheed Martin
- Interim study report submitted and approved
- Phase 2 decision anticipated Fall 2019

Investor Relations Contact: Matthew Abenante| ocean@plrinvest.com www.oceanpowertechnologies.com.

OPT
OCEAN POWER TECHNOLOGIES
Making Waves In Power™

Nasdaq OPTT

Fully Commercial Products & Services

We Do What Others Can't

PB3 PowerBuoy®
- Long Deployments
- Persistent Power
- Low Maintenance
- Renewable



Support Services
- Customization
- Packaged Options
- Engineering/Design
- Innovation/Testing
- Marine Services

PowerBuoy® Value Proposition
- Savings by eliminating vessels
- Increased safety
- Faster operational decision making
- Sustainability
- Flexibility

Products & Services Under Development



Hybrid PowerBuoy®
- Shorter Deployments
- High Energy Storage
- Low Maintenance
- Modular / Scalable



Subsea Battery Solutions
- Shorter Deployments
- Low Maintenance
- Complements PowerBuoy®



Anchorless PowerBuoy®
- Advanced Design
- Self Propelled
- Quick Deploy
- Defense Focus


UMBILICAL

Integrated Mooring
- Combined power and comms
- Quick installation

Strong Fundamentals

No near-term competition in a huge addressable market with a niche product and unique value proposition

Reputable brand – Approached by large corporations and nations looking to bolster their communications, security and clean energy

Strong and expanding IP portfolio including over 60 patents with additional patents pending

Significant recent milestones –
- **PB3 PowerBuoy® Deployment for Premier Oil**
- **Saab Seaeye Partnership**
- **Contract with US Navy**

Recent Press Releases

08/22/19	OPT Announces the Successful North Sea Deployment of the PB3 PowerBuoy® for Premier Oil
06/20/19	OPT Receives U.S. Patent for its Power Take-Off System for use with Wave Energy Conversion Buoys
05/13/19	OPT's PB3 PowerBuoy® Achieves Key Milestone, Generating Over One Megawatt-Hour of Cumulative Energy
04/04/19	OPT and Acteon Field Life Service Announce Collaborative Agreement
04/03/19	OPT Wins Contract with Leading Oil & Gas Operator
03/12/19	OPT Signs Master Service Contract with a Leading Offshore Oil and Gas Operator